EXHIBIT 99 Certification Pursuant to Title 18, United States Code, Section 1350, as Adopted Pursuant to Section 906 Of The Sarbanes-Oxley Act Of 2002


In connection with the Annual Report of Le Gourmet Co., Inc. ("Le Gourmet Co.") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michelle R. Quinlan, President and Chief Executive Officer of Le Gourmet Co., and I, Michael G. Quinlan,
Principal Financial Officer of Le Gourmet Co., certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Le Gourmet Co.

Date: March 10, 2003

/s/ Michelle R. Quinlan
-----------------------------
Michelle R. Quinlan
President and Chief Executive Officer

Date: March 10, 2003

/s/ Michael G. Quinlan
-----------------------------
Michael G. Quinlan
Chief Financial Officer